Lord Abbett High Yield Municipal Bond Fund

Supplement dated July 28, 2010 to the

Summary Prospectus dated February 1, 2010

Effective September 1, 2010, the maximum front-end sales charge applicable to purchases of Class A shares of the Fund will be reduced from 3.25% to 2.25%. In addition, you may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. For more detailed information about the Fund’s Class A front-end sales charges and related financial intermediary compensation, please see the Fund’s prospectus.

Please retain this document for your future reference.